Exhibit 10.1

LOAN MODIFICATION AGREEMENT

dated as of August 24, 2009,

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 24, 2009,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

CERTAIN SUBSIDIARIES OF CB RICHARD ELLIS SERVICES, INC.,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers

BARCLAYS,

HSBC BANK USA, NATIONAL ASSOCIATION,

THE BANK OF NOVA SCOTIA,

THE ROYAL BANK OF SCOTLAND

and

WELLS FARGO,

as Co-Agents

LOAN MODIFICATION AGREEMENT dated as of August 24, 2009 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower”, and together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower, the “Borrowers”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Accepting Lenders (as defined below) and CREDIT SUISSE (“CS”), as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (the “Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto, and CS, as Administrative Agent and as Collateral Agent.

B. Pursuant to Section 9.20(a) of the Credit Agreement, Holdings and the U.S. Borrower made, by written notice to the Administrative Agent dated July 16, 2009 (the “Offer Notice”), Loan Modification Offers to the Lenders to make certain Permitted Amendments as described in Exhibit A to such Offer Notice.

C. The Lenders party hereto (the “Accepting Lenders”) are willing to agree to such Permitted Amendments as of the Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Loan Modifications.

(a) Each of the Accepting Lenders set forth on Schedule I hereto (each, a “Tranche 2 Domestic Revolving Credit Lender”) agrees that the principal amount of its Domestic Revolving Credit Commitments set forth on Schedule I shall hereby be

1

converted into Other Revolving Credit Commitments (“Tranche 2 Domestic Revolving Credit Commitments”) and that a proportionate principal amount of its outstanding Domestic Revolving Loans shall hereby be converted into Other Revolving Loans (the “Tranche 2 Domestic Revolving Loans”), in each case in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche 2 Domestic Revolving Credit Maturity Date:	As used in the Credit Agreement, the “Revolving Credit Maturity Date” of the Tranche 2 Domestic Revolving Credit Commitments and the Tranche 2 Domestic Revolving Loans shall be June 24, 2013.

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” shall mean (i) with respect to the Facility Fees for Tranche 2 Domestic Revolving Credit Commitments, the applicable percentage set forth below under the caption “Facility Fee”, based upon the Leverage Ratio as of the relevant date of determination and (ii) with respect to any Fixed Rate Tranche 2 Domestic Revolving Loan or Daily Rate Tranche 2 Domestic Revolving Loan, the applicable percentage set forth below under the caption “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread	Facility Fee
Category 1 Greater than 4.00 to 1.0	4.75%	3.75%	0.75%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	4.00%	3.00%	0.75%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	3.50%	2.50%	0.75%

Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	3.00%	2.00%	0.75%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	2.75%	1.75%	0.75%

Category 6 Equal to or less than 2.25 to 1.0	2.50%	1.50%	0.75%

2

For the avoidance of doubt, the “Applicable Percentages” set forth above already include the 50 basis point step-down pursuant to clause (i) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement.

Utilization:	Domestic L/C Exposure and Domestic Swingline Exposure shall be allocated ratably between the Domestic Revolving Credit Commitments and the Tranche 2 Domestic Revolving Credit Commitments until the Domestic Revolving Credit Commitments expire in accordance with their terms. Except for the payment in full of the outstanding Domestic Revolving Loans on the Revolving Credit Maturity Date for Domestic Revolving Loans, all applicable borrowings, repayments, prepayments and commitment reductions shall be made ratably between the Domestic Revolving Credit Commitments and the Tranche 2 Domestic Revolving Credit Commitments, subject to such rounding methods as the Administrative Agent may reasonably require.

3

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche 2 Domestic Revolving Credit Commitments shall constitute “Other Revolving Credit Commitments”; the Tranche 2 Domestic Revolving Loans shall constitute “Other Revolving Loans”; and the Tranche 2 Domestic Revolving Credit Lenders shall be “Lenders”, “Revolving Credit Lenders” and “Accepting Lenders” with respect to such Tranche 2 Domestic Revolving Credit Commitments and Tranche 2 Domestic Revolving Loans. Except to the extent provided herein, the terms and conditions of the Tranche 2 Domestic Revolving Credit Commitments and the Tranche 2 Domestic Revolving Loans shall be identical to those of the Domestic Revolving Credit Commitments and the Domestic Revolving Loans, respectively. For the avoidance of doubt, any Interest Period elected by any Borrower with respect to any converted Domestic Revolving Credit Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche 2 Domestic Credit Borrowing until the end of such Interest Period.

(b) Each of the Accepting Lenders set forth on Schedule II hereto (each, a “Tranche 2 Multicurrency Credit Lender”) agrees that the principal amount of its Multicurrency Revolving Credit Commitments set forth on Schedule II hereto shall hereby be converted into Other Revolving Credit Commitments (“Tranche 2 Multicurrency Revolving Credit Commitments”) and that a proportionate principal amount of its outstanding Multicurrency Revolving Loans shall hereby be converted into Other Revolving Loans (the “Tranche 2 Multicurrency Revolving Loans”), in each case in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche 2 Multicurrency Revolving Credit Maturity Date:	As used in the Credit Agreement, the “Revolving Credit Maturity Date” of the Tranche 2 Multicurrency Revolving Credit Commitments and the Tranche 2 Multicurrency Revolving Loans shall be June 24, 2013.

4

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” shall mean (i) with respect to the Facility Fees for Tranche 2 Multicurrency Revolving Credit Commitments, the applicable percentage set forth for Tranche 2 Domestic Revolving Credit Commitments in clause (a) above under the caption “Facility Fee”, based upon the Leverage Ratio as of the relevant date of determination and (ii) with respect to any Fixed Rate Tranche 2 Multicurrency Revolving Loan or Daily Rate Tranche 2 Multicurrency Revolving Loan, the applicable percentage set forth in clause (a) above for Fixed Rate Tranche 2 Domestic Revolving Loans and Daily Rate Tranche 2 Domestic Revolving Loans under the captions “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination.

Utilization:	Multicurrency L/C Exposure shall be allocated ratably between the Multicurrency Revolving Credit Commitments and the Tranche 2 Multicurrency Revolving Credit Commitments until the Multicurrency Revolving Credit Commitments expire in accordance with their terms. Except for the payment in full of the outstanding Multicurrency Revolving Loans on the Revolving Credit Maturity Date for Multicurrency Revolving Loans, all applicable borrowings, repayments, prepayments and commitment reductions shall be made ratably between the Multicurrency Revolving Credit Commitments and the Tranche 2 Multicurrency Revolving Credit Commitments, subject to such rounding methods as the Administrative Agent may reasonably require.

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche 2 Multicurrency Revolving Credit Commitments shall constitute “Other

5

Revolving Credit Commitments”; the Tranche 2 Multicurrency Revolving Loans shall constitute “Other Revolving Loans”; and the Tranche 2 Multicurrency Revolving Credit Lenders shall be “Lenders”, “Revolving Credit Lenders” and “Accepting Lenders” with respect to such Tranche 2 Multicurrency Revolving Credit Commitments and Tranche 2 Multicurrency Revolving Loans. Except to the extent provided herein, the terms and conditions of the Tranche 2 Multicurrency Revolving Credit Commitments and the Tranche 2 Multicurrency Revolving Loans shall be identical to those of the Multicurrency Revolving Credit Commitments and the Multicurrency Revolving Loans, respectively, under the Credit Agreement. For the avoidance of doubt, any Interest Period or Contract Period elected by any Borrower with respect to any converted Multicurrency Revolving Credit Borrowing (including any B/A Borrowing) beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period or Contract Period, as the case may be, with respect to the corresponding Tranche 2 Multicurrency Credit Borrowing until the end of such Interest Period.

(c) Each of the Accepting Lenders set forth on Schedule III hereto (each, a “Tranche 2 U.K. Credit Lender”) agrees that the principal amount of its U.K. Revolving Credit Commitments set forth on Schedule III hereto shall hereby be converted into Other Revolving Credit Commitments (“Tranche 2 U.K. Revolving Credit Commitments”) and that a proportionate principal amount of its outstanding U.K. Revolving Loans shall hereby be converted into Other Revolving Loans (the “Tranche 2 U.K. Revolving Loans”), in each case in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche 2 U.K. Revolving Credit Maturity Date:	As used in the Credit Agreement, the “Revolving Credit Maturity Date” of the Tranche 2 U.K. Revolving Credit Commitments and the Tranche 2 U.K. Revolving Loans shall be June 24, 2013.

6

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” shall mean (i) with respect to the Facility Fees for Tranche 2 U.K. Revolving Credit Commitments, the applicable percentage set forth for Tranche 2 Domestic Revolving Credit Commitments in clause (a) above under the caption “Facility Fee”, based upon the Leverage Ratio as of the relevant date of determination and (ii) with respect to any Fixed Rate Tranche 2 U.K. Revolving Loan or Daily Rate Tranche 2 U.K. Revolving Loan, the applicable percentage set forth in clause (a) above for Fixed Rate Tranche 2 Domestic Revolving Loans and Daily Rate Tranche 2 Domestic Revolving Loans under the captions “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination.

Utilization:	U.K. L/C Exposure shall be allocated ratably between the U.K. Revolving Credit Commitments and the Tranche 2 U.K. Revolving Credit Commitments until the U.K. Revolving Credit Commitments expire in accordance with their terms. Except for the payment in full of the outstanding U.K. Revolving Loans on the Revolving Credit Maturity Date for U.K. Revolving Loans, all applicable borrowings, repayments, prepayments and commitment reductions shall be made ratably between the U.K. Revolving Credit Commitments and the Tranche 2 U.K. Revolving Credit Commitments, respectively, subject to such rounding methods as the Administrative Agent may reasonably require.

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche 2 U.K. Revolving Credit Commitments shall constitute “Other Revolving Credit Commitments”; the Tranche 2 U.K. Revolving Loans shall constitute “Other

7

Revolving Loans”; and the Tranche 2 U.K. Revolving Credit Lenders shall be “Lenders”, “Revolving Credit Lenders” and “Accepting Lenders” with respect to such Tranche 2 U.K. Revolving Credit Commitments and Tranche 2 U.K. Revolving Loans. Except to the extent provided herein, the terms and conditions of the Tranche 2 U.K. Revolving Credit Commitments and the Tranche 2 U.K. Revolving Loans shall be identical to those of the U.K. Revolving Credit Commitments and the U.K. Revolving Loans, respectively, under the Credit Agreement. For the avoidance of doubt, any Interest Period elected by any Borrower with respect to any converted U.K. Revolving Credit Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche 2 U.K. Credit Borrowing until the end of such Interest Period.

(d) Each of the Accepting Lenders set forth on Schedule IV hereto (the “Tranche A-2 Lenders”) agrees (i) that the principal amount of its Tranche A Loans set forth on Schedule IV-A hereto shall hereby be converted into Other Term Loans (the “Tranche A-2 Loans”), in a like principal amount and on the terms and subject to the conditions set forth herein and (ii) that (A) the principal amount of its Domestic Revolving Credit Commitments set forth on Schedule IV-B shall hereby be converted into Tranche 2 Domestic Revolving Credit Commitments and that a proportionate principal amount of its outstanding Domestic Revolving Loans shall hereby be converted into Tranche 2 Domestic Revolving Loans, in each case in a like principal amount and on the terms and subject to the conditions set forth herein, (B) immediately following the borrowing provided for in Section 3 below, such Tranche 2 Domestic Revolving Loans and the other Tranche 2 Domestic Revolving Loans made pursuant to the Tranche 2 Domestic Revolving Credit Commitments resulting from the conversion provided for in clause (A) of this paragraph shall hereby be converted into Tranche A-2 Loans in a like principal amount and on the terms and subject to the conditions set forth herein and (C) the Tranche 2 Domestic Revolving Credit Commitments resulting from the conversion provided for in clause (A) of this paragraph shall thereupon be terminated:

8

Tranche A-2 Maturity Date:	As used in the Credit Agreement, the “Other Term Loan Maturity Date” of the Tranche A-2 Loans shall be June 24, 2013.

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” with respect to any Fixed Rate Tranche A-2 Loan and Daily Rate Tranche A-2 Loan shall be the applicable percentage set forth below under the caption “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Category 1 Greater than 4.00 to 1.0	5.50%	4.50%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	4.75%	3.75%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.25%	3.25%

Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	3.75%	2.75%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	3.50%	2.50%

Category 6 Equal to or less than 2.25 to 1.0	3.25%	2.25%

9

For the avoidance of doubt, the “Applicable Percentages” set forth above already include the 50 basis point step-down pursuant to clause (i) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement.

Notwithstanding the foregoing, if on the last Business Day of any fiscal quarter set forth below, the aggregate outstanding principal amount of the Tranche A-2 Loans is greater than the “Targeted Outstanding Amount” (as set forth on the table below) for such fiscal quarter, then from and including such Business Day to but excluding the date on which the aggregate outstanding principal amount of the Tranche A-2 Loans is reduced to the applicable Targeted Outstanding Amount (or lower), the Applicable Percentage applicable to each outstanding Tranche A-2 Loans shall be increased by 2.00%:

Fiscal Quarter Ended	Targeted Outstanding Amount
September 2009	$290,305,534
December 2009 to September 2010	$203,213,874
December 2010 to March 2013	$174,183,321

10

Amortization:	The U.S. Borrower shall pay to the Administrative Agent, for the accounts of the Tranche A-2 Lenders, on the dates set forth below, or if any such date is not a Business Day, on the immediately preceding Business Day, a principal amount of the Tranche A-2 Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12 and 2.13(f) of the Credit Agreement) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Amount
September 30, 2009	$0
December 31, 2009	$0
March 31, 2010	$8,709,166.03
June 30, 2010	$8,709,166.03
September 30, 2010	$8,709,166.03
December 31, 2010	$8,709,166.03
March 31, 2011	$8,709,166.03
June 30, 2011	$8,709,166.03
September 30, 2011	$8,709,166.03
December 31, 2011	$8,709,166.03
March 31, 2012	$8,709,166.03
June 30, 2012	$8,709,166.03
September 30, 2012	$8,709,166.03
December 31, 2012	$8,709,166.03
March 31, 2013	$8,709,166.03
Tranche A-2 Maturity Date	$177,086,375.85

For the avoidance of doubt, on a pro rata basis, in no event shall the scheduled amortization of the Tranche A-2 Loans be greater than the scheduled amortization of the Tranche A Loans.

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche A-2 Loans shall constitute “Other Term Loans”; and the Tranche A-2 Lenders shall be “Lenders”, “Term Lenders” and “Accepting Lenders” with respect to such Tranche A-2 Loans. Except to the extent provided herein, the terms and conditions of the Tranche A-2 Loans shall be identical to those of the Tranche A Loans. The Interest Period elected by the U.S. Borrower with respect to the converted Tranche A Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the Tranche A-2 Borrowing until the end of such Interest Period.

11

(e) Each of the Accepting Lenders set forth on Schedule V hereto (the “Tranche A-3 Lenders”) agrees that the principal amount of its Tranche A-1 Loans set forth on Schedule V shall hereby be converted into Other Term Loans (the “Tranche A-3 Loans”) in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche A-3 Maturity Date:	As used in the Credit Agreement, the “Other Term Loan Maturity Date” of the Tranche A-3 Loans shall be December 20, 2013. There will be no scheduled amortization payments prior to the Tranche A-3 Maturity Date.

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” with respect to any Fixed Rate Tranche A-3 Loan and Daily Rate Tranche A-3 Loan shall be the applicable percentage set forth below under the caption “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Category 1 Greater than 4.00 to 1.0	5.00%	4.00%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.00%	4.00%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.00%	3.00%

Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.00%	3.00%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.00%	3.00%

Category 6 Equal to or less than 2.25 to 1.0	4.00%	3.00%

12

For the avoidance of doubt, the “Applicable Percentages” set forth above already include the 50 basis point step-down pursuant to clause (i) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement.

Notwithstanding the foregoing, if on the last Business Day of any fiscal quarter set forth below, the aggregate outstanding principal amount of the Tranche A-3 Loans is greater than the “Targeted Outstanding Amount” (as set forth on the table below) for such fiscal quarter, then from and including such Business Day to but excluding the date on which the aggregate outstanding principal amount of the Tranche A-3 Loans is reduced to the applicable Targeted Outstanding Amount (or lower), the Applicable Percentage applicable to each outstanding Tranche A-3 Loans shall be increased by 2.00%:

Fiscal Quarter Ended	Targeted Outstanding Amount
September 2009	$197,146,110
December 2009 to September 2013	$167,574,194

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche A-3 Loans shall constitute “Other Term Loans”; and the Tranche A-3 Lenders shall be “Lenders”, “Term Lenders” and “Accepting Lenders” with

13

respect to such Tranche A-3 Loans. Except to the extent provided herein, the terms and conditions of the Tranche A-3 Loans shall be identical to the Tranche A-1 Loans under the Credit Agreement. For the avoidance of doubt, any Interest Period elected by any Borrower with respect to any converted Tranche A-1 Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche A-3 Borrowing until the end of such Interest Period.

(f) Each of the Accepting Lenders set forth on Schedule VI hereto (the “Tranche B-1 Lenders”) agrees that the principal amount of its Tranche B Loans set forth on Schedule VI-A hereto, and the principal amount of its Tranche A-1 Loans set forth on Schedule VI-B hereto, shall hereby be converted into Other Term Loans (the “Tranche B-1 Loans”), in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche B-1 Maturity Date:	As used in the Credit Agreement, the “Other Term Loan Maturity Date” of the Tranche B-1 Loans shall be December 20, 2015. There will be no scheduled amortization payments prior to the Tranche B-1 Maturity Date.

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” with respect to any Fixed Rate Tranche B-1 Loan and Daily Rate Tranche B-1 Loan shall be the applicable percentage set forth below under the caption “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Category 1 Greater than 4.00 to 1.0	5.50%	4.50%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.50%	4.50%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.50%	3.50%

Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.50%	3.50%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.50%	3.50%

Category 6 Equal to or less than 2.25 to 1.0	4.50%	3.50%

14

Notwithstanding the foregoing, if on the last Business Day of any fiscal quarter set forth below, the aggregate outstanding principal amount of the Tranche B-1 Loans is greater than the “Targeted Outstanding Amount” (as set forth on the table below) for such fiscal quarter, then from and including such Business Day to but excluding the date on which the aggregate outstanding principal amount of the Tranche B-1 Loans is reduced to the applicable Targeted Outstanding Amount (or lower), the Applicable Percentage applicable to each outstanding Tranche B-1 Loans shall be increased by 0.50%:

Fiscal Quarter Ended	Targeted Outstanding Amount
September 2009	$296,183,903
December 2009	$295,441,587
March 2010	$294,699,272
June 2010	$293,956,956
September 2010	$293,214,640
December 2010	$292,472,325
March 2011	$291,730,009
June 2011	$290,987,694
September 2011	$290,245,378
December 2011	$289,503,063
March 2012	$288,760,747
June 2012	$288,018,432
September 2012	$287,276,116
December 2012	$286,533,801
March 2013	$285,791,485
June 2013	$285,049,169
September 2013	$284,306,854
December 2013	$283,564,538
March 2014	$282,822,223
June 2014	$282,079,907
September 2014	$281,337,592
December 2014	$280,595,276
March 2015	$279,852,961
June 2015	$279,110,645
September 2015	$278,368,330

15

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche B-1 Loans shall constitute “Other Term Loans”; and the Tranche B-1 Lenders shall be “Lenders”, “Term Lenders” and “Accepting Lenders” with respect to such Tranche B-1 Loans. Except to the extent provided herein, the terms and conditions of the Tranche B-1 Loans shall be identical to the Tranche B Loans under the Credit Agreement. The Interest Period elected by the U.S. Borrower with respect to the converted Tranche A-1 Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the Tranche B-1 Borrowing until the end of such Interest Period.

16

For purposes of clause (ii) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement, (A) Tranche B Loans converted into Tranche B-1 Loans hereunder shall constitute “Tranche B Loans” for purposes of the phrase “upon the prepayment pursuant to Section 2.12 of at least $150,000,000 of Tranche B Loans” of such clause, (B) Tranche A-1 Loans converted into Tranche B-1 Loans hereunder shall not constitute “Tranche B Loans” for purposes of determining whether the prepayment pursuant to such clause shall have been made, and (C) all Tranche B-1 Loans shall constitute “Tranche B Loans” for all other purposes of such clause.

SECTION 3. Borrowing of Tranche 2 Domestic Revolving Loans. Each of the U.S. Borrower and each Accepting Lender acquiring a Tranche 2 Domestic Revolving Credit Commitment hereunder agrees that immediately upon the creation of the Tranche 2 Domestic Revolving Credit Commitments and prior to the conversion of Tranche 2 Domestic Revolving Credit Loans to be effected pursuant to Section 2(d)(ii)(B) above, the U.S. Borrower will borrow, and such Accepting Lenders will make, Tranche 2 Domestic Revolving Credit Loans in the amount of the aggregate undrawn Tranche 2 Domestic Revolving Credit Commitments. For the avoidance of doubt, the requirements of Section 2.03 of the Credit Agreement will apply to such Borrowing.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrowers represent and warrant to each of the Accepting Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing.

17

SECTION 5. Conditions Precedent to Effectiveness of Modifications. The modifications of Commitments and Loans provided for in Section 2 above will become effective on a date to be designated by the U.S. Borrower and the Administrative Agent, subject to the satisfaction of the following conditions precedent on or prior to such date (the date of such effectiveness being called the “Loan Modification Effective Date”):

(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) the General Counsel or Assistant General Counsel of the U.S. Borrower, substantially to the effect set forth in Exhibit A-1 to this Agreement and (ii) Simpson Thacher & Bartlett LLP, counsel for Holdings and the Borrowers, substantially to the effect set forth in Exhibit A-2 to this Agreement, in each case (A) dated on the Loan Modification Effective Date, (B) addressed to the Issuing Bank, the Administrative Agent and the Accepting Lenders, and (C) covering such other matters relating to this Agreement and the Permitted Amendments as the Administrative Agent shall reasonably request, and Holdings and the Borrowers hereby request such counsel to deliver such opinions.

(b) The Administrative Agent shall have received (i) a copy of the certificate, articles of incorporation or partnership agreement (or comparable organizational document), including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or comparable official) of the jurisdiction of its organization, and a certificate as to the good standing (where such concept is applicable) of each Loan Party as of a recent date, from such Secretary of State (or comparable official); (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated on the Loan Modification Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Loan Party as in effect on the Loan Modification Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or partners (or comparable governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate, articles of incorporation or partnership agreement (or comparable organizational document) of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(c) The Administrative Agent shall have received (on behalf of itself and the Accepting Lenders) all fees (including, for the avoidance of doubt, the Modification Fees set forth in the Offer Notice) and other amounts due and payable on or prior to the Loan Modification Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers and Holdings hereunder or under any other Loan Document.

18

(d) The Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Borrowers, Holdings, the Accepting Lenders, the Subsidiary Guarantors and the Administrative Agent.

SECTION 6. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.05 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5 above. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. Amendment. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

SECTION 12. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Collateral Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Accepting Lenders as such in respect of their Loans and/or Commitments and the other Obligations owed to them from time to time.

19

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by

/s/ DEBERA FAN
Name:	Debera Fan
Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS GROUP, INC.,

by

/s/ DEBERA FAN
Name:	Debera Fan
Title:	Sr. Vice President & Treasurer

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by

/s/ P. EMBUREY
Name:	P. Emburey
Title:	Director

/s/ A. LOWTH
Name:	A. Lowth
Title:	Director

CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by

/s/ CAMILLE MCKEE
Name:	Camille McKee
Title:	Vice President

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales,

by	/s/ JOHN LLEWELLYN BELL
Name:	John Llewellyn Bell
Title:	Director

/s/ BELINDA JAYE TOZER
Name:	Belinda Jaye Tozer
Title:	Director

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ JOHN LLEWELLYN BELL
Name:	John Llewellyn Bell
Title:	Director

/s/ BELINDA JAYE TOZER
Name:	Belinda Jaye Tozer
Title:	Director

CB/TCC GLOBAL HOLDINGS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ ELIZABETH THETFORD
Name:	Elizabeth Thetford
Title:	Director

/s/ MARCUS SMITH
Name:	Marcus Smith
Title:	Director

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE VII HERETO,

by	/s/ DEBERA FAN
Name:	Debera Fan
Title:	Sr. Vice President & Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE VIII HERETO,

by	/s/ ROBERT E. SULENTIC
Name:	Robert E. Sulentic
Title:	Executive Vice President

TRAMMEL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/s/ ROBERT E. SULENTIC
Name:	Robert E. Sulentic
Title:	President and Chief Executive Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as an Accepting Lender and as Administrative Agent,

by	/s/ BILL O’DALY
Name:	Bill O’Daly
Title:	Director

/s/ KARIM BLASETTI
Name:	Karim Blasetti
Title:	Vice President

FIRST TENNESSEE BANK

as a Lender,

by	/s/ MATTHEW A. WAGES
Name:	Matthew A. Wages
Title:	Vice President

THE BANK OF NOVA SCOTIA as a Lender,

by	/s/ PATRIK G. NORRIS
Name:	Patrik G. Norris
Title:	Director

BARCLAYS BANK PLC as a Lender,

by	/s/ DAVID BARTON
Name:	David Barton
Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender,

by	/s/ BILL O’DALY
Name:	Bill O’Daly
Title:	Director

/s/ KARIM BLASETTI
Name:	Karim Blasetti
Title:	Vice President

FIFTH THIRD BANK

as a Lender,

by	/s/ JUDY HULS
Name:	Judy Huls
Title:	Assistant Vice President

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender,

by	/s/ ANDREW W. HIETALA
Name:	Andrew W. Hietala
Title:	First Vice President

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH as a Lender,

by	/s/ YORAM DANKNER
Name:	Yoram Dankner
Title:	Managing Director

/s/ ELAINE TUNG
Name:	Elaine Tung
Title:	Director

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC
as a Lender,

by	/s/ IRA GINSBURG
Name:	Ira Ginsburg
Title:	Principal

CALLIDUS DEBT PARTNERS CLO FUND III LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC
as a Lender,

by	/s/ IRA GINSBURG
Name:	Ira Ginsburg
Title:	Principal

NATIXIS as a Lender,
by	/s/ PIETER VAN TULDER
Name:	Pieter van Tulder
Title:	Managing Director

/s/ PAUL MOISSELIN
Name:	Paul Moisselin
Title:	Associate

NATIONAL CITY BANK

as a Lender,

by	/s/ CARLA KEHRES
Name:	Carla Kehres
Title:	Senior Vice President

OCTAGON INVESTMENT PARTNERS V, LTD.
By: Octagon Credit Investors, LLC
as Portfolio Manager as a Lender,

by	/s/ MICHAEL B. NECHAMKIN
Name:	Michael B. Nechamkin
Title:	Senior Portfolio Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager as a Lender,

by	/s/ MICHAEL B. NECHAMKIN
Name:	Michael B. Nechamkin
Title:	Senior Portfolio Manager

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager as a Lender,

by	/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

BRIDGEPORT CLO II LTD.
By: Deerfield Capital Management LLC as its Collateral Manager as a Lender,

by	/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager as a Lender,

by	/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

MARQUETTE PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager as a Lender,

by	/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND

as a Lender,

by	/s/ JOHN TULLOCH
Name:	John Tulloch
Title:	Director, Portfolio Manager

WELLS FARGO BANK, N.A. as a Lender,

by	/s/ JAIMIE YUN
Name:	Jaimie Yun
Title:	Vice President

BANK OF AMERICA, N.A. as a Lender,

by	/s/ RONALD ODLOZIL
Name:	Ronald Odlozil
Title:	Senior Vice President

BANCO ESPÍRITO SANTO, S.A. – NEW YORK BRANCH as a Lender,

by	/s/ NUNO SOUSA
Name:	Nuno Sousa
Title:	Vice President

/s/ ANDREW M. ORSEN
Name:	Andrew M. Orsen
Title:	Vice President

GREYROCK CDO LTD.
By: Aladdin Capital Management LLC as Manager as a Lender,
by	/s/ WILLIAM W. LOWRY
Name:	William W. Lowry
Title:	Authorized Signatory

LANDMARK III CDO LIMITED
By: Aladdin Capital Management LLC as Manager as a Lender,

by	/s/ WILLIAM W. LOWRY
Name:	William W. Lowry
Title:	Authorized Signatory

LANDMARK IV CDO LIMITED
By: Aladdin Capital Management LLC as Manager as a Lender,

by	/s/ WILLIAM W. LOWRY
Name:	William W. Lowry
Title:	Authorized Signatory

LANDMARK VI CDO LTD
By: Aladdin Capital Management LLC as Manager as a Lender,

by	/s/ WILLIAM W. LOWRY
Name:	William W. Lowry
Title:	Authorized Signatory

LANDMARK VIII CLO LTD
By: Aladdin Capital Management LLC
as Manager as a Lender,

by	/s/ WILLIAM W. LOWRY
Name:	William W. Lowry
Title:	Authorized Signatory

COLUMBUS PARK CDO LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager as a Lender,
by	/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by

/s/ DEAN T. CRIARES
Name:	Dean T. Criares
Title:	Authorized Signatory

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by

/s/ DEAN T. CRIARES
Name:	Dean T. Criares
Title:	Authorized Signatory

LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LCC
as a Lender,

by	/s/ DEAN T. CRIARES
Name:	Dean T. Criares
Title:	Authorized Signatory

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,
by	/s/ DEAN T. CRIARES
Name:	Dean T. Criares
Title:	Authorized Signatory

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager as a Lender,

by	/s/ DEAN T. CRIARES
Name:	Dean T. Criares
Title:	Authorized Signatory

RIVERSIDE PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager as a Lender,
by	/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

ING INVESTMENT MANAGEMENT CLO I, LTD. as a Lender,

by	/s/ JAMES L. ESSERT
Name:	James L. Essert
Title:	Vice President

ING INVESTMENT MANAGEMENT CLO II, LTD.

as a Lender,

by	/s/ JAMES L. ESSERT
Name:	James L. Essert
Title:	Vice President

ING INVESTMENT MANAGEMENT CLO IV, LTD. as a Lender,

by	/s/ JAMES L. ESSERT
Name:	James L. Essert
Title:	Vice President

ING INTERNATIONAL II SENIOR BANK LOANS EURO as a Lender,

by	/s/ JAMES L. ESSERT
Name:	James L. Essert
Title:	Vice President

ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc.
as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. as Asset Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

BLT 2009 – 1 LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc. as Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

MOSELLE CLO S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. as the Asset Manager as a Lender,

by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. as Portfolio Manager as a Lender,
by	/s/ JOSEPH ROTONDO
Name:	Joseph Rotondo
Title:	Authorized Signatory

FM LEVERAGED CAPITAL FUND II
By: GSO/BLACKSTONE Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC as a Lender,
by	/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 1 CLO, LTD
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager as a Lender,
by	/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 3 CLO, LTD
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager as a Lender,
by

/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

GALE FORCE 4 CLO, LTD
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager as a Lender,

by

/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

HUDSON STRAITS CLO 2004, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager as a Lender,
by

/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

TRIBECA PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager as a Lender,
by	/s/ DANIEL H. SMITH
Name:	Daniel H. Smith
Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2005-I, LTD
By: Gulf Stream Asset Management LLC
as Collateral Manager as a Lender,

by	/s/ STEPHEN RIDDELL
Name:	Stephen Riddell
Title:	Credit Fund Portfolio Manager

GULF STREAM-RASHINBAN CLO 2006-1 LTD.
By: Gulf Stream Asset Management, LLC
as Collateral Manager as a Lender,

by	/s/ STEPHEN RIDDELL
Name:	Stephen Riddell
Title:	Credit Fund Portfolio Manager

GULF STREAM-COMPASS CLO 2007, LTD.
By: Gulf Stream Asset Management, LLC as Collateral Manager

as a Lender,

by

/s/ STEPHEN RIDDELL
Name:	Stephen Riddell
Title:	Credit Fund Portfolio Manager

NEPTUNE FINANCE CCS, LTD.
By: Gulf Stream Asset Management LLC as Collateral Manager

as a Lender,

by

/s/ STEPHEN RIDDELL
Name:	Stephen Riddell
Title:	Credit Fund Portfolio Manager

HSBC BANK PLC

as a Lender,

by

/s/ JAMES ROGERS
Name:	James Rogers
Title:	Relationship Manager

IKB CAPITAL CORPORATION as a Lender,

by

/s/ DAVID SNYDER
Name:	David Snyder
Title:	President

GRAND CENTRAL ASSET TRUST LBAM SERIES

as a Lender,

by

/s/ ADAM JACOBS
Name:	Adam Jacobs
Title:	Attorney-In-Fact

KINGSLAND I, LTD.
By: Kingsland Capital Management, LLC as Manager

as a Lender,

by

/s/ ANDREW STERN
Name:	Andrew Stern
Title:	Principal

KINGSLAND II, LTD.
By: Kingsland Capital Management, LLC as Manager

as a Lender,

by

/s/ ANDREW STERN
Name:	Andrew Stern
Title:	Principal

KINGSLAND III, LTD.
By: Kingsland Capital Management, LLC as Manager

as a Lender,

by

/s/ ANDREW STERN
Name:	Andrew Stern
Title:	Principal

KINGSLAND IV, LTD.
By: Kingsland Capital Management, LLC as Manager

as a Lender,

by

/s/ ANDREW STERN
Name:	Andrew Stern
Title:	Principal

KINGSLAND V, LTD.
By: Kingsland Capital Management, LLC as Manager

as a Lender,

by

/s/ ANDREW STERN
Name:	Andrew Stern
Title:	Principal

KKR FINANCIAL CLO 2005-1, LTD.
KKR FINANCIAL CLO 2005-2, LTD.
KKR FINANCIAL CLO 2006-1, LTD.
KKR FINANCIAL CLO 2007-1, LTD.
KKR FINANCIAL CLO 2007-A, LTD.
KKR DEBT INVESTORS II (2006) (IRELAND) L.P.
OREGON PUBLIC EMPLOYEES RETIREMENT FUND KKR FI PARTNERS I L.P.

as a Lender,

by

/s/ SARAH E. BRUCKS
Name:	Sarah E. Brucks
Title:	Authorized Signatory

ROSEDALE CLO II LTD
By: Princeton Advisory Group, Inc. the Collateral Manager

as a Lender,

by

/s/ SCOTT O’CONNELL
Name:	Scott O’Connell
Title:	Vice President

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

as a Lender,

by

/s/ SCOTT O’CONNELL
Name:	Scott O’Connell
Title:	Vice President

TRIMARAN CLO IV LTD
By: Trimaran Advisors, L.L.C.

as a Lender,

by

/s/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

TRIMARAN CLO V LTD
By: Trimaran Advisors, L.L.C.

as a Lender,

by

/s/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

FIRST FINANCIAL BANK

as a Lender,

by

/s/ MAX EATON
Name:	Max Eaton
Title:	Vice President

ACAS CLO 2007-1 LTD.
By: American Capital Asset Management as Portfolio Manager

as a Lender,

by

/s/ LINDLEY RICHERT, JR.
Name:	Lindley Richert, Jr.
Title:	Authorized Signatory

AF III US BD HOLDINGS, LP as a Lender,

by

/s/ MATT CWIERTNIA
Name:	Matt Cwiertnia
Title:	Vice President

AVENUE CLO FUND, LIMITED as a Lender,

by
/s/ SRIRAM BALAKRISHNAN
Name:	Sriram Balakrishnan
Title:	Portfolio Manager

AVENUE CLO V, LIMITED

as a Lender,

by

/s/ SRIRAM BALAKRISHNAN
Name:	Sriram Balakrishnan
Title:	Portfolio Manager

AVENUE CLO VI, LIMITED as a Lender,

by

/s/ SRIRAM BALAKRISHNAN
Name:	Sriram Balakrishnan
Title:	Portfolio Manager

DEL MAR CLO I, LTD.
By: Caywood-Scholl Capital Management, LLC as Collateral Manager

as a Lender,

by

/s/ THOMAS W. SAAKE
Name:	Thomas W. Saake
Title:	Managing Director

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate as a Lender,

by
/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate as a Lender,

by

/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate as a Lender,

by
/s/ JOHN P. THACKER
Name:	John P. Thacker
Title:	Chief Credit Officer

DUANE STREET CLO I, LTD.
By: DiMaio Ahmad Capital LLC
as Collateral Manager

as a Lender,

by

/s/ PAUL TRAVERS
Name:	Paul Travers
Title:	Authorized Signatory

DUANE STREET CLO II, LTD.
By: DiMaio Ahmad Capital LLC
as Collateral Manager as a Lender,

by
/s/ PAUL TRAVERS
Name:	Paul Travers
Title:	Authorized Signatory

DUANE STREET CLO III, LTD.
By: DiMaio Ahmad Capital LLC as Collateral Manager

as a Lender,

by

/s/ PAUL TRAVERS
Name:	Paul Travers
Title:	Authorized Signatory

DUANE STREET CLO IV, LTD.
By: DiMaio Ahmad Capital LLC as Collateral Manager

as a Lender,

by

/s/ PAUL TRAVERS
Name:	Paul Travers
Title:	Authorized Signatory

DUANE STREET CLO V, LTD.
By: DiMaio Ahmad Capital LLC, as Manager

as a Lender,

by

/s/ PAUL TRAVERS
Name:	Paul Travers
Title:	Authorized Signatory

FLOATING RATE SENIOR LOAN FUNDING I LLC
By: Golub Capital Management LLC
as Collateral Manager as a Lender,

by

/s/ MICHAEL LOEHRKE
Name:	Michael Loehrke
Title:	Designated Signatory

OLYMPIC CLO I, as a Lender,

by

/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Co-President

SHASTA CLO I as a Lender,

by

/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Co-President

SIERRA CLO II as a Lender,

by

/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Co-President

WHITNEY CLO I

as a Lender,

by

/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Co-President

SAN GABRIEL CLO I as a Lender,

by

/s/ JOHN M. CASPARIAN
Name:	John M. Casparian
Title:	Co-President

COLUMBUSNOVA CLO LTD. 2006-I as a Lender,

by

/s/ DAVID FELTY
Name:	David Felty
Title:	Director

COLUMBUSNOVA CLO LTD. 2006-II as a Lender,

by

/s/ DAVID FELTY
Name:	David Felty
Title:	Director

CREDIT SUISSE LOAN FUNDING LLC

as a Lender,

by

/s/ KENNETH HOFFMAN
Name:	Kenneth Hoffman
Title:	Managing Director

/s/ RONALD GOTZ
Name:	Ronald Gotz
Title:	Authorized Signatory

SILVER CREST CNBA LOAN FUNDING LLC as a Lender,

by

/s/ ADAM KAISER
Name:	Adam Kaiser
Title:	Attorney-In-Fact

BURR RIDGE CLO PLUS LTD.
By: Deerfield Capital Management LLC
as its Collateral Manager as a Lender,

by

/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

MARKET SQUARE CLO LTD.
By: Deerfield Capital Management LLC
as its Collateral Manager

as a Lender,

by

/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC
as its Collateral Manager as a Lender,

by

/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

DFR MIDDLE MARKET CLO LTD. as a Lender,

by

/s/ SCOTT MORRISON
Name:	Scott Morrison
Title:	Managing Director

GENESIS CLO 2007-1 LTD.
By: Ore Hill Partners LLC
its Investment Advisor as a Lender,

by

/s/ CLAUDE A. BAUM, ESQ.
Name:	Claude A. Baum, Esq.
Title:	General Counsel, Ore Hill Partners LLC

ERSTE GROUP BANK AG

as a Lender,

by

/s/ GREGORY APTMAN
Name:	Gregory Aptman
Title:	Director

/s/ BRYAN LYNCH
Name:	Bryan Lynch
Title:	Executive Director

BALLYROCK CLO 2006-1 LTD,
By: Ballyrock Investment Advisors LLC
as Collateral Manager

as a Lender,

by

/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

BALLYROCK CLO III LTD,
By: Ballyrock Investment Advisors LLC
as Collateral Manager

as a Lender,

by

/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

BALLYROCK CLO 2006-2 LTD,
By: Ballyrock Investment Advisors LLC
as Collateral Manager

as a Lender,

by

/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

as a Lender,

by

/s/ PAUL MURPHY
Name:	Paul Murphy
Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

as a Lender,

by

/s/ ANDREW CADITZ
Name:	Andrew Caditz
Title:	Authorized Signatory

HILLMARK FUNDING LTD.,
By: Hillmark Capital Management, L.P.
as Collateral Manager

as a Lender,

by

/s/ HILLEL WEINBERGER
Name:	Hillel Weinberger
Title:	Chairman

STONEY LANE FUNDING I LTD.
By: Hillmark Capital Management, L.P
as Collateral Manager

as a Lender,

by

/s/ HILLEL WEINBERGER
Name:	Hillel Weinberger
Title:	Chairman

BACCHUS (U.S.) 2006-1 LTD.

as a Lender,

by

/s/ DAVID SNYDER
Name:	David Snyder
Title:	President

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND
By: Loomis, Sayles & Company, L.P.
its Investment Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND
By: Loomis, Sayles & Company, L.P.
its Investment Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

LOOMIS SAYLES CAYMAN LEVERAGED SENIOR LOAN FUND LTD.
By: Loomis, Sayles & Company, L.P.
its Investment Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

LOOMIS SAYLES CLO I, LTD.
By: Loomis, Sayles & Company, L.P.
its Collateral Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.
By: Loomis, Sayles & Company, L.P.
its Investment Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By: Loomis Sayles & Company, L.P.
its Managing Member
By: Loomis Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC
By: Loomis Sayles & Company, L.P.
its Managing Member
By: Loomis Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND
By: Loomis, Sayles & Company, L.P.
its Investment Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

CONFLUENT 4 LIMITED,
By: Loomis, Sayles & Company, L.P.
as Sub-Manager
By: Loomis, Sayles & Company, Incorporated
its General Partner

as a Lender,

by

/s/ MARY MCCARTHY
Name:	Mary McCarthy
Title:	Vice President

LATITUDE CLO III, LTD

as a Lender,

by

/s/ KIRK WALLACE
Name:	Kirk Wallace
Title:	Senior Vice President

LCM II LIMITED PARTNERSHIP
By: Lyon Capital Management LLC
as Collateral Manager

as a Lender,

by

/s/ FARBOUD TAVANGAR
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

LCM III LTD.
By: Lyon Capital Management LLC
as Collateral Manager

as a Lender,

by

/s/ FARBOUD TAVANGAR
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

LCM IV LTD.
By: Lyon Capital Management LLC
as Collateral Manager

as a Lender,

by

/s/ FARBOUD TAVANGAR
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

LCM V LTD.
By: Lyon Capital Management LLC
as Collateral Manager,

as a Lender,

by

/s/ FARBOUD TAVANGAR
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

LCM VI, LTD.
By: Lyon Capital Management LLC
as Collateral Manager

as a Lender,

by

/s/ FARBOUD TAVANGAR
Name:	Farboud Tavangar
Title:	Senior Portfolio Manager

MSIM PECONIC BAY, LTD.
By: Morgan Stanley Investment Management Inc.
as Collateral Manager

as a Lender

by

/s/ WILLIAM A. HOUSEY JR.
Name:	William A. Housey Jr.
Title:	Executive Director

PPM AMERICA, INC., as Attorney-in-fact, on behalf of JACKSON NATIONAL INSURANCE COMPANY as a Lender,

by

/s/ DAVID C. WAGNER
Name:	David C. Wagner
Title:	Managing Director

CANNINGTON FUNDING LTD.
By: Silvermine Capital Management LLC
as Investment Manager

as a Lender,

by

/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Managing Director

COMSTOCK FUNDING LTD
By: Silvermine Capital Management LLC
as Collateral Manager

as a Lender,

by

/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Managing Director

GREENS CREEK FUNDING LTD.
By: Silvermine Capital Management LLC
as Investment Manager

as a Lender,

by

/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Managing Director

LOAN FUNDING XIII LLC for itself or as agent for Corporate Funding XIII as a Lender,

by

/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Managing Director

ECP CLO 2008-1, LTD
By: Silvermine Capital Management LLC
as Portfolio Manager

as a Lender,

by

/s/ G. STEVEN KALIN
Name:	G. Steven Kalin
Title:	Managing Director

TRIMARAN CLO VI LTD
By: Trimaran Advisors, L.L.C.

as a Lender,

by

/s/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

TRIMARAN CLO VII LTD
By: Trimaran Advisors, L.L.C.

as a Lender,

by

/s/ DOMINICK J. MAZZITELLI
Name:	Dominick J. Mazzitelli
Title:	Managing Director

WHITEHORSE I, LTD.
By: WhiteHorse Capital Partners, L.P., as Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

as a Lender,

by

/s/ ETHAN M. UNDERWOOD, CFA
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

WHITEHORSE V, LTD.,
By: WhiteHorse Capital Partners, L.P., as Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

as a Lender,

by

/s/ ETHAN M. UNDERWOOD, CFA
Name:	Ethan M. Underwood, CFA
Title:	Portfolio Manager

COLUMBUSNOVA CLO LTD. 2007-I

as a Lender,

by

/s/ DAVID FELTY
Name:	David Felty
Title:	Director

COLUMBUSNOVA CLO IV LTD. 2007-II

as a Lender,

by

/s/ DAVID FELTY
Name:	David Felty
Title:	Director

BANK OF HAWAII

as a Lender,

by

/s/ LINDA R. HO
Name:	Linda R. Ho
Title:	Vice President

LIGHTPOINT CLO III, LTD.

as a Lender,

by

/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LIGHTPOINT CLO IV, LTD.

as a Lender,

by

/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LIGHTPOINT CLO V, LTD.

as a Lender,

by

/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

LIGHTPOINT CLO VIII, LTD.

as a Lender,

by

/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Authorized Signatory

SCHEDULE I

Tranche 2 Domestic

Revolving Lenders, Commitments and Loans

Tranche 2 Domestic Revolving Lender	Domestic Revolving Credit Commitments/Loans converted into Tranche 2 Domestic Revolving Credit Commitments/Loans
BANK OF AMERICA, N.A.	$23,432,500
THE BANK OF NOVA SCOTIA	$15,166,667
BARCLAYS BANK PLC	$28,500,000
BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH	$15,000,000
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$9,002,500
FIRST TENNESSEE BANK N.A.	$4,333,334
HSBC BANK USA, NATIONAL ASSOCIATION	$13,000,000
NATIXIS	$13,333,333
WELLS FARGO BANK, N.A.	$12,805,000

Total:	$134,573,334

SCHEDULE II

Tranche 2 Multicurrency

Revolving Lenders, Commitments and Loans

Tranche 2 Multicurrency Revolving Lender	Multicurrency Revolving Credit Commitments/Loans converted into Tranche 2 Multicurrency Revolving Credit Commitments/Loans
BANK OF AMERICA, N.A.	$13,850,000
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$31,150,000

Total:	$45,000,000

SCHEDULE III

Tranche 2 U.K.

Revolving Lenders, Commitments and Loans

Tranche 2 U.K. Revolving Lender	U.K. Revolving Credit Commitments/Loans converted into Tranche 2 U.K. Revolving Credit Commitments/Loans
BANK OF AMERICA, N.A.	$10,600,000
HSBC BANK USA, NATIONAL ASSOCIATION	$5,000,000
WELLS FARGO BANK, N.A.	$5,300,000

Total:	$20,900,000.00

SCHEDULE IV-A

Tranche A-2 Lenders and Loans

Tranche A-2 Lender	Tranche A Loans converted into Tranche A-2 Loans
BALLYROCK CLO 2006-1 LTD	$1,200,000.00
BALLYROCK CLO III LTD	$4,800,000.00
BANCO ESPIRITO SANTO, S.A., NEW YORK BRANCH	$3,587,392.78
BANK OF AMERICA, N.A.	$38,358,181.82
BANK OF HAWAII	$4,424,242.25
BARCLAYS BANK PLC	$39,685,454.53
BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH	$15,927,272.74
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$5,309,090.79
CREDIT SUISSE LOAN FUNDING LLC	$2,353,651.06
ERSTE GROUP BANK AG	$2,654,545.44
FIRST TENNESSEE BANK NA	$7,078,787.70
HSBC BANK USA, NATIONAL ASSOCIATION	$15,927,272.74
KKR FI PARTNERS I LP	$2,917,027.49
NATIONAL CITY BANK	$10,618,181.82
NATIXIS	$14,157,575.75
OCTAGON INVESTMENT PARTNERS VII, LTD.	$353,083.44
OCTAGON INVESTMENT PARTNERS V, LTD.	$1,412,333.73
OLYMPIC CLO I	$792,670.51
OREGON PUBLIC EMPLOYEE RETIREMENT FUND	$12,936,382.76
THE ROYAL BANK OF SCOTLAND	$32,650,909.09
SAN GABRIEL CLO I LTD	$792,670.51
SIERRA CLO II LTD	$792,670.51
SILVER CREST CBNA LOAN FUNDING LLC	$1,585,341.02
WELLS FARGO BANK, N.A.	$26,545,454.56
WHITNEY CLO I LTD	$1,585,341.02

Total:	$248,445,534

SCHEDULE IV-B

Tranche A-2 Lenders and Loans

Tranche A-2 Lender	Domestic Revolving Credit Commitments/Loans converted into Tranche A-2 Loans
BANK OF AMERICA, N.A.	$12,617,500
THE BANK OF NOVA SCOTIA	$8,166,667
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$4,847,500
FIRST TENNESSEE BANK N.A.	$2,333,333
HSBC BANK USA, NATIONAL ASSOCIATION	$7,000,000
WELLS FARGO BANK, N.A.	$6,895,000

Total:	$41,860,000

SCHEDULE V

Tranche A-3 Lenders and Loans

Tranche A-3 Lender	Tranche A-1 Loans converted into Tranche A-3 Loans
ALZETTE EUROPEAN CLO S.A.	$416,137
AVALON CAPITAL LTD. 3	$2,409,988
THE BANK OF NOVA SCOTIA	$5,734,167
BARCLAYS BANK PLC	$36,043,333
BELHURST CLO LTD.	$1,912,754
BLT 2009-1LTD.	$997,745
CALLIDUS DEBT PARTNERS CLO FUND II, LTD.	$1,228,750
CALLIDUS DEBT PARTNERS CLO FUND III LTD.	$409,583
CHAMPLAIN CLO, LTD.	$1,724,346
COLUMBUS PARK CDO LTD.	$3,276,667
COLUMBUSNOVA CLO IV LTD. 2007-II	$1,638,333
DENALI CAPITAL CLO V, LTD.	$675,813
DENALI CAPITAL CLO VI, LTD.	$675,813
DENALI CAPITAL CLO VII, LTD.	$696,292
ESSEX PARK CDO LTD.	$491,500
FIFTH THIRD BANK	$8,191,667
FIRST TENNESSEE BANK NA	$1,638,333
FM LEVERAGED CAPITAL FUND II	$1,146,833
GALE FORCE 1 CLO, LTD.	$1,638,333
GALE FORCE 3 CLO, LTD.	$819,167
GALE FORCE 4 CLO, LTD.	$819,167
GRAND CENTRAL ASSET TRUST LBAM SERIES	$1,228,750
GREYROCK CDO LTD.	$819,167
GULF STREAM COMPASS CLO 2005-1, LTD.	$1,228,750

Tranche A-3 Lender	Tranche A-1 Loans converted into Tranche A-3 Loans
HSBC BANK PLC	$15,564,167
HSBC BANK USA, NATIONAL ASSOCIATION	$20,479,167
HUDSON STRAITS CLO 2004, LTD.	$819,167
IKB CAPITAL CORPORATION	$3,276,667
ING INVESTMENT MANAGEMETN CLO II, LTD.	$341,319
ING INVESTMENT MANAGEMENT CLO I, LTD.	$511,979
ING INVESTMENT MANAGEMENT CLO IV, LTD.	$511,979
LAFAYETTE SQUARE CDO LTD.	$819,167
LANDMARK III CDO LIMITED	$1,638,333
LANDMARK IV CDO LIMITED	$1,638,333
LANDMARK VI CDO LTD.	$819,167
LANDMARK VIII CLO LTD.	$819,167
LIGHTPOINT CLO III, LTD.	$819,167
LIGHTPOINT CLO V, LTD.	$819,167
LIGHTPOINT CLO VIII, LTD.	$1,638,333
LIMEROCK CLO I	$1,436,818
LOAN FUNDING VI LLC	$819,167
MONUMENT PARK CDO LTD.	$819,167
MOSELLE CLO S.A.	$933,850
NAUTIQUE FUNDING LTD.	$2,073,311
NEPTUNE FINANCE CCS, LTD.	$1,228,750
RIVERSIDE PARK CLO LTD.	$819,167
ROSEDALE CLO II LTD.	$819,167
ROSEDALE CLO LTD.	$819,167
THE ROYAL BANK OF SCOTLAND	$36,043,333
SAGAMORE CLO LTD.	$1,132,088
SARATOGA CLO I, LIMITED	$611,098

Tranche A-3 Lender	Tranche A-1 Loans converted into Tranche A-3 Loans
TRIBECA PARK CLO LTD.	$2,457,500
TRIMARAN CLO IV LTD.	$1,228,750
TRIMARAN CLO V LTD.	$1,228,750
UNION SQUARE CDO LTD.	$819,167
WASATCH CLO LTD.	$2,735,198
WELLS FARGO BANK, N.A.	$14,745,000

Total:	$197,146,111

SCHEDULE VI-A

Tranche B-1 Lenders and Loans

Tranche B-1 Lender	Tranche B Loans converted into Tranche B-1 Loans
ACAS CLO 2007-1 LTD.	$4,393,727
APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND	$2,250,353
APOSTLE LOOMIS SAYLES SENIOR LOAN FUND	$1,540,498
AVENUE CLO FUND, LIMITED	$1,715,455
AVENUE CLO V, LIMITED	$4,280,016
AVENUE CLO VI, LIMITED	$4,288,636
BACCHUS (U.S.) 2006-I LTD.	$3,430,909
BALLYROCK CLO 2006-1 LTD.	$1,965,625
BALLYROCK CLO 2006-2 LTD.	$1,909,623
BANCO ESPIRITO SANTO, S.A. - NEW YORK BRANCH	$4,288,636
BRIDGEPORT CLO II LTD.	$2,179,632
BRIDGEPORT CLO LTD.	$2,000,000
BURR RIDGE CLO PLUS LTD.	$1,715,455
CANNINGTON FUNDING LTD.	$4,527,773
COLUMBUSNOVA CLO LTD. 2006-I	$1,715,455
COLUMBUSNOVA CLO LTD. 2006-II	$3,002,045
COLUMBUSNOVA CLO LTD. 2007-1	$3,002,045
COMSTOCK FUNDING LTD.	$4,632,880
CONFLUENT 4 LIMITED	$1,292,466
CREDIT SUISSE LOAN FUNDING LLC	$3,564,297
CUMBERLAND II CLO LTD.	$1,000,000
DEL MAR CLO I, LTD.	$2,828,999
DFR MIDDLE MARKET CLO LTD.	$1,342,930

Tranche B-1 Lender	Tranche B Loans converted into Tranche B-1 Loans
DUANE STREET CLO I, LTD.	$1,394,318
DUANE STREET CLO II, LTD.	$394,318
DUANE STREET CLO III, LTD.	$2,538,636
DUANE STREET CLO IV, LTD.	$586,112
DUANE STREET CLO V, LTD.	$1,221,272
ECP CLO 2008-1, LTD.	$6,927,261
FIDELITY CENTRAL INVESTMENT PORTFOLIO LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO	$8,577,273
FIRST FINANCIAL BANK	$1,715,455
FLOATING RATE SENIOR LOAN FUNDING I LLC	$3,644,266
GENESIS CLO 2007-1 LTD.	$8,327,282
GOLDMAN SACHS CREDIT PARTNERS L.P.	$857,727
GREENS CREEK FUNDING LTD.	$4,489,628
GULF STREAM-RASHINBAN CLO 2006-1 LTD.	$2,573,182
GULF STREAM-COMPASS CLO 2007, LTD.	$2,573,182
HILLMARK FUNDING	$3,555,994
IKB CAPITAL CORPORATION	$5,005,487
ING INTERNATIONAL II SENIOR BANK LOANS EURO	$1,293,056
JACKSON NATIONAL LIFE INSURANCE COMPANY	$4,288,636
KINGSLAND I, LTD.	$1,098,973
KINGSLAND II, LTD.	$1,090,344
KINGSLAND III, LTD.	$1,715,455
KINGSLAND IV, LTD.	$1,056,751
KINGSLAND V, LTD.	$1,093,926
KKR DEBT INVESTORS II (2006) (IRELAND) L.P.	$6,313,494

Tranche B-1 Lender	Tranche B Loans converted into Tranche B-1 Loans
KKR FI PARTNERS I L.P.	$3,599,178
KKR FINANCIAL CLO 2005-1, LTD.	$7,326,420
KKR FINANCIAL CLO 2005-2, LTD.	$14,190,586
KKR FINANCIAL CLO 2006-1, LTD.	$2,151,822
KKR FINANCIAL CLO 2007-1, LTD.	$4,640,262
KKR FINANCIAL CLO 2007-A, LTD.	$6,694,594
LATITUDE CLO III, LTD.	$2,573,182
LCM III, LTD.	$2,144,318
LCM IV, LTD.	$3,002,045
LCM V LTD.	$4,288,636
LCM VI, LTD.	$3,430,909
LIGHTPOINT CLO IV, LTD.	$514,636
LIGHTPOINT CLO V, LTD.	$3,430,909
LIGHTPOINT CLO VIII, LTD.	$3,430,909
LOAN FUNDING XIII	$6,347,801
LOOMIS SAYLES CAYMAN LEVERAGED SENIO LOAN FUND LTD.	$604,548
LOOMIS SAYLES CLO I, LTD.	$2,000,000
LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.	$1,530,161
LOOMIS SAYLES SENIOR LOAN FUND II LLC	$1,727,973
LOOMIS SAYLES SENIOR LOAN FUND, LLC	$4,891,328
LCM II LIMITED PARTNERSHIP	$3,002,045
MARKET SQUARE CLO LTD.	$1,286,591
MARQUETTE PARK CLO LTD.	$1,000,000
MSIM PECONIC BAY, LTD.	$2,573,182

Tranche B-1 Lender	Tranche B Loans converted into Tranche B-1 Loans
NATIONAL CITY BANK	$4,288,636
NATIXIS LOOMIS SAYLES SENIOR LOAN FUND	$1,337,375
OLYMPIC CLO I	$2,573,182
OREGON PUBLIC EMPLOYEE RETIREMENT FUND	$14,551,804
ROSEDALE CLO II LTD.	$2,701,090
ROSEDALE CLO LTD.	$985,636
SAN GABRIEL CLO I	$3,791,718
SCHILLER PARK CLO, LTD.	$2,715,455
SHASTA CLO I	$5,146,364
SIERRA CLO II	$4,717,500
STONEY LANE FUNDING I LTD.	$3,555,994
TRIMARAN CLO IV LTD.	$4,073,182
TRIMARAN CLO V LTD.	$3,805,994
TRIMARAN CLO VI LTD.	$4,805,994
TRIMARAN CLO VII LTD.	$8,146,364
WHITEHORSE I, LTD.	$857,727
WHITEHORSE V, LTD.	$3,430,909
WHITNEY CLO I	$3,859,773

Total:	$296,926,215

SCHEDULE VI-B

Tranche B-1 Lenders and Loans

None.

SCHEDULE VII

Subsidiary Guarantors

CB Holdco, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company L.L.C.

CBRE/LJM-Nevada, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

SCHEDULE VIII

Subsidiary Guarantors

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.